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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number 811-07471


          -----------------------------------------------------------




Matthew 25 Fund, Inc.
(Exact name of registrant as specified in charter)




607 West Avenue
Jenkintown, PA  19046
(Address of principal executive offices)




Mark Mulholland
607 West Avenue
Jenkintown, PA  19046
(Name and address of agent for service)




Registrant's telephone number, including area code: (215) 884-4458


Date of fiscal year end: December 31

Date of reporting period: December 31, 2006


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.




Item 1.  Reports to Stockholders.





MATTHEW 25 FUND, INC


ANNUAL REPORT

December 31, 2006









Matthew 25 Fund, Inc.
607 West Avenue
Jenkintown, PA  19046
1-888-M25-FUND

Fund Symbol: MXXVX
Website: www.matthew25fund.com







This report is provided for the general information of Matthew 25 Fund shareholders. It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest.




Dear Matthew 25 Fund Shareholders,

Our Fund's rate of return for the year of 2006 was 3.79%. From its inception on 10/16/95 through 12/31/06 our Fund has gained 324.71%. This is a compounded annual growth rate of 13.76%. A $10,000 investment at the inception of our Fund would have grown to $42,471 in just over 11 years.

The stock market in 2006 was up slightly through April. In May through July it was volatile and traded negatively in each month but then became strong for the last 5 months of 2006. Our Matthew 25 Fund was positive until April and then turned negative from May through October. Our Fund did not rally until the final 2 months of 2006 and this strength has carried through the first month of this year. Time will tell, but I believe that the stock market is in a good position. This is because the earnings are strong, the valuations are still very good, and in August the Fed did not raise the Fed Fund Target Rate for the first time since June of 2004. It is no coincidence that the market improved in this very same month.

The Standard & Poor's 500 Index earnings for 2006 were $87.34. These earnings have increased at a 17.59% annual compounded rate since the recession year of 2001, but more importantly these earnings were 56% higher than the previous peak of 2000. Standard & Poor projects higher earnings for 2007 of $95.92. Based on the S&P 500's year-end price of $1,418.30, its Forward PE Ratio at year-end was 14.79. Thanks to the growth of earnings, the S&P 500 is now priced in line with its historical average.

These factors alone would make the market attractive, but there is another phenomenon that bodes well for stocks. Mergers and acquisitions reached record levels in 2006 at $3.8 trillion worldwide; around 39% of those deals were acquisitions of U.S companies or $1.5 trillion. The mergers that I like to research are the deals done for cash. Most of these deals were transacted by Private Equity Funds (PEF) and were usually completed as a Leveraged Buyout
(LBO). The shareholders of these purchased companies received cash, but a majority of this cash is generated by borrowings against the buyout companies' assets or cash flows. Market analyst Don Hays states that there were cash buyouts totaling $400 billion in 2006. These deals are interesting because they are an excellent indicator of fair economic value of a business. When the stock market is not properly valuing a company then these PEF will take advantage of this discrepancy. From a practical stand point, when a public company is bought for cash then much of this money tends to go back into the stock market and this helps raise the value of the remaining stocks. Money raised for Private Equity Funds to be used for LBO and Mezzanine deals was $199 billion in 2005 through 2006 (Thompson Financial, Yahoo! Finance News, 1/16/07). This money may then be leveraged about 5 to 1 in order to be used for potentially $1 trillion in takeovers. Without having precise figures it is safe to say that there is money remaining for additional buyouts plus new money will likely be raised in 2007.

If you are wondering why stocks would be selling below fair economic value in the market, then like it or not, you are a believer in the Efficient Market Hypothesis (EMH). I have discussed EMH in previous shareholders' letters but let me just say that I believe the stock market is competitive but not efficient. We still have undervaluation because we have been in the skepticism stage of the market cycle, with good fundamentals but fear and uncertainty pervading. After we have been in the optimism stage for a reasonable period then valuations will be more consistent around fair economic value and PEF acquisitions will diminish. But what is fair economic value and how does it help our Fund's portfolio?

As a guideline, a multiple of 9 to 11 times EBITDA is approximately a fair economic value for a company while a multiple below 9 starts to represent an undervaluation. At 9 to 11 times EBITDA a buyer can finance the deal with solid rates of return if the business can maintain its cash flow. Some foundation information may be helpful for some of our readers. You need to know that EBITDA represents the gross cash flow of a company. This includes earnings before interest expense, taxes, preferred dividends, and non-cash expenses such as depreciation. The total cost for a company, which is sometimes called Enterprise Value (EP), is the market value of its common stock plus the total of all its debts, retirement obligations, preferred stocks, minority interests, less its working capital. Think of this as when you are buying a house. You are not just buying the previous owner's equity, but you are buying the owner's equity plus the mortgage for the total value of the house. This EP over the company's EBITDA gives you a multiple of EBITDA.
A multiple of 10 times EBITDA is valuing a business at 10 times its gross cash flow, or if you invert the ratio this multiple provides a 10% pre-tax return on price.

If you are like me then it helps to see the numbers, so let me give you a hypothetical case to show how a deal works. There are multiple strategies that a PEF may implement in an LBO, but for this example I will use a strategy that is most similar to a pattern that a public company may use. Here is my hypothetical example:
Assume the following:
	Company A is bought for $1billion (b) or 10 x EBITDA
	Structure
		Equity = $200million (m)
		Debt    = $800m average interest rate @ 8%
	EBITDA 	= $100m with depreciation @ $15m
	Capital spend 	= $ 20m
	Free cash flow= $ 80m

Upon completion of the buyout, the after-tax cash flow on equity is 14.33%. What will happen in five years? Let us assume that the owners' strategy is to reinvest in the business and to pay down debt with the remaining after-tax free cash flow. Also assume that gross cash flow grows 3% a year from reinvesting in the business. Then at the end of year 5 the company's EBITDA would be $116m. The debt would be down to $715m. The after-tax cash flow on equity will then be 21.78%. If Company A would be sold in year 5 at the same valuation of 10 x EBITDA, then the sale of $1.16b less the debt would leave $445m for the owners, which would be a 17.35% compounded annual rate of return. This is a simple example, and it does not include reduction in costs, asset sales, or going public again at a higher valuation. The private equity buyouts work so well economically because they are able to use debt and the company's own cash flow to increase the return to the private equity owners.

Calculating EBITDA of a company is vital in mergers and acquisitions, but it is also an effective tool in the research of stocks. As a measure of value it helps you decide what to buy or not to buy when looking for new investments. This valuation helps you when choosing which stocks to add to and which stocks to sell within a portfolio. And during periods of LBO merger activity it could help you identify which stocks may possibly receive takeover offers. The following list shows most of our holdings in our Matthew 25 Fund with their respective EBITDA multiples. The multiples are based on year end prices and in most cases estimates of full year EBITDA because the full year financials have not been issued at the time of this letter.

			2006 Estimated
			EBITDA
Company                 Multiple        Strategies for the investment

TD Ameritrade           11.4            Not a takeover candidate because of
                                        Toronto Dominion Bank's 40% ownership
                                        from the merger in 2005.  It is a
                                        growing business that is very well
                                        run, generates high free cash flow and
                                        is very good about buying back stock.

ASV                     7.3             Caterpillar Inc. already owns 23% of
                                        the stock, so CAT is the only potential
                                        buyer.  Hopefully, ASV will remain
                                        independent for some time because this
                                        stock has very high growth potential
                                        and the company is buying back stock.

Berkshire Hathaway      8.1             Not a takeover candidate due to Warren
                                        Buffet's or the Gates Foundation's
                                        large holdings.  Berkshire is a
                                        collection of unique businesses run by
                                        the best capitalist in America.

Black & Decker          7.1             Potential takeover company because it
                                        is inexpensive and has multiple strong
                                        brands. BDK bought back over 14% of
                                        its shares this year.  It has modest
                                        long-term growth potential through
                                        product innovations and acquisitions.

Cabela's                7.7             This company is not a takeover
                                        candidate due to substantial ownership
                                        by founding family.  Cabela's is an
                                        exceptional and unique retailer with a
                                        significant growth strategy.

El Paso                 8.6             This company is the largest U.S.
                                        natural gas pipeline system and could
                                        be acquired. Recently, El Paso sold one
                                        of its pipelines at 11.4 x EBITDA.
                                        There are multiple ways that this
                                        company may realize its full value.

MBIA                    9.6             Not a likely takeover candidate because
                                        of insurance requirements for a
                                        financial guarantor to be mono-line
                                        insurer.  However, MBIA just announced
                                        a $1billion stock buyback which is
                                        around 10% of its market value.


			2006 Estimated
			EBITDA
Company                 Multiple        Strategies for the investment

Polaris                 7.5             This company is a potential takeover
                                        candidate if its price doesn't
                                        increase.  It is an excellent
                                        manufacturer and product developer, and
                                        bought back 14.6% of its common stock
                                        in 2006.  Polaris should be back on
                                        growth trajectory in 2008.

Western Union          11.2             WU is not a likely LBO at current
                                        valuation, but it should be a solid
                                        long-term growth business.

Abington Bank, Advanta, Federal Agricultural Mortgage, and Willow Financial are not listed above because banks and credit companies are not typical LBO candidates since these companies already use a lot of debt. However, Abington, Advanta and Willow Financial are undervalued under their own metrics and could be potential friendly acquisitions by other financial institutions some time in the future. Federal Agricultural Mortgage is a government sponsored enterprise so it is not a takeover target. However, its stock is undervalued, its portfolio has grown, and the company has been steadily buying back its stock. Another stock that I don't use EBITDA for is St. Joe Co. This is because it is a value play not based on its cash flow but its 800,000 acres of land in northwest Florida. JOE is deeply undervalued. A takeover of the entire entity would be difficult due to its size and lack of cash flow, but a long-term liquidation in piecemeal should generate high returns. JOE is currently looking to sell its office buildings and if successful this could cover most of its long-term debt.

I hope this letter helps you to see the potential in this stock market. More importantly, it should reveal to you that most of the investments in our Matthew 25 Fund's portfolio are much undervalued. Many of our holdings are either currently growing or have growth potential over the next few years.
Some of our investments have leaders who are providing greater long-term return potential by buying back stock in their companies. When you have growth in a business and its stock is undervalued, then the long-term return potential is greatly increased. I believe that our portfolio offers greater return potential than the market average. Please call me or write if you have any questions. Thank you for your loyalty and for allowing us to work for you.

						Good fortune,


						Mark Mulholland



Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.



MATTHEW 25 FUND, INC.
PERFORMANCE SUMMARY
The graph below represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from 1996 to 2006. These changes are then compared to a $10,000 investment in the Value Line Index, which is an index comprised of 1,665 stocks, and the Russell 3000 Index, which is an index comprised of 3,000 stocks, for the same period. The Russell 3000 Index is being used as a comparison because it is more widely recognized and includes broader market coverage than the Value Line index. The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.



(GRAPHIC OMITTED)



Date:         Matthew 25 Fund          Russell 3000 Index      Value Line Index



Year ended
12/31/96              10,000                    10,000                   10,000

Year ended
12/31/97              13,965                    13,178                   12,845

Year ended
12/31/98              17,586                    16,359                   13,593

Year ended
12/31/99              17,776                    19,778                   15,028

Year ended
12/31/00              18,420                    18,303                   16,478

Year ended
12/31/01              20,389                    16,205                   18,271

Year ended
12/31/02              20,481                    12,715                   15,145

Year ended
12/31/03              26,488                    16,664                   22,423

Year ended
12/31/04              31,798                    18,655                   26,287

Year ended
12/31/05              33,410                    19,797                   28,056

Year ended
12/31/06              34,677                    22,909                   32,447


Return:        Matthew 25 Fund          Russell 3000 Index      Value Line Index

Annual
Return
12/31/1996             18.68%                    21.82%                  19.78%

Annual
Return
12/31/1997             39.65%                    31.78%                  28.45%

Annual
Return
12/31/1998             25.93%                    24.14%                   5.82%

Annual
Return
12/31/1999              1.08%                    20.90%                  10.56%

Annual
Return
12/31/2000              3.62%                    (7.46)%                 9.65%

Annual
Return
12/31/2001             10.69%                   (11.46)%                10.88%

Annual
Return
12/31/2002             (1.67)%                  (21.54)%               (17.11)%

Annual
Return
12/31/2003              32.12%                   31.06%                 48.06%

Annual
Return
12/31/2004             20.05%                    11.95%                 17.23%

Annual
Return
12/31/2005              5.07%                     6.12%                  6.73%


Annual
Return
12/31/2006              3.79%                    15.72%                  15.65%



Matthew 25 Fund
One Year
12/31/05-12/31/06 = 3.79%

Three Year
12/31/03-12/31/06 = 9.40%

Five Year
12/31/01-12/31/06 = 11.21%

Ten Year
12/31/96-12/31/06 = 13.24%


Value Line Index
One Year
12/31/05-12/31/06 = 15.65%

Three Year
12/31/03-12/31/06 = 13.11%

Five Year
12/31/01-12/31/06 = 12.17%

Ten Year
12/31/96-12/31/06 = 12.49%



Russell 3000 Index
One Year
12/31/05-12/31/06 = 15.72%

Three Year
12/31/03-12/31/06 = 11.19%

Five Year
12/31/01-12/31/06 = 7.17%

Ten Year
12/31/96-12/31/06 = 8.64%




MATTHEW 25 FUND, INC.
TOP TEN HOLDINGS & ASSET ALLOCATION
DECEMBER 31, 2006



Top Ten Holdings
(% of Net Assets)


Federal Agricultural Mortgage Corp.Class A & Class C	17.68%
Polaris Industries, Inc.				10.73%
MBIA, Inc.                              		10.45%
Black & Decker, Inc.                     		 9.43%
Advanta Corporation, Class A             		 8.54%
Cabelas, Inc.                                            6.97%
El Paso Corporation                      		 6.20%
ASV, Inc.                                                5.48%
Ameritrade Clearing, Inc.				 5.21%
St. Joe Company                           		 5.08%

                                        		------
                                        		85.77%


Asset Allocation
(% of Net Assets)



Federal & Federally Sponsored Credit Agencies	17.68%
Miscellaneous Transportation Equipment          10.73%
Surety Insurance                                10.45%
Metalworking Machinery & Equipment               9.43%
Personal Credit Institution                      8.54%
Miscellaneous Shopping Goods Stores              6.97%
Gas Production & Distribution                    6.20%
Construction Machinery & Equipement              5.48%
Security Brokers, Dealers, Flotation             5.21%
Land Subdividers & Developers                    5.08%
Savings Institution                              4.84%
Fire, Marine & Casualty Insurance                3.89%
Business Services                                2.51%
Electric Utilities                               1.60%
Racing & Track Operations                        0.40%
Rubber & Plastics Footwear                       0.20%
Other Assets less Liabilities                    0.79%
                                               --------
                                               100.00%


MATTHEW 25 FUND, INC.
EXPENSE EXAMPLE
DECEMBER 31, 2006

As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as IRA fees and (2) indirect costs, including management fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2006 to December 31, 2006.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. IRAs with less than $5,000 may be charged $14 annually for IRA Custodian Fees at the discretion of the Fund's Management or Directors. This $14 fee is not reflected in the table below.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as IRA fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if IRA fees were included your costs would be higher.
                                                         Expenses Paid
                 Beginning       Ending                  During Period*
                 Account Value   Account Value           July 1, 2006 to
                 July 1, 2006    December 31, 2006       December 31, 2006
                 -------------   ------------------      ------------------
Actual           $1,000.00       $1,062.90               $5.98
Hypothetical
  (5% return before expenses)
                 $1,000.00       $1,019.41               $5.85

* Expenses are equal to the Fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


MATTHEW 25 FUND, INC.
SCHEDULE OF INVESTMENTS IN SECURITIES
DECEMBER 31, 2006


                              Number of Shares  Historical Cost     Value
COMMON STOCKS  --  97.61%

BUSINESS SERVICES  --  2.51%
  Western Union Company        114,000            $ 1,887,538       $  2,555,880

CONSTRUCTION MACHINERY & EQUIP  --  5.48%
  ASV, Inc.*                    342,500              5,245,220         5,572,475

FEDERAL & FEDERALLY SPONSORED
CREDIT AGENCY  --  17.68%
  Federal Agricultural
  Mortgage Corp.              662,100             14,065,515          16,877,573
  Federal Agricultural
  Mortgage Corp. Cl. A         59,000              1,034,106           1,112,740
                                                  ----------          ----------
                                                  15,099,621          17,990,313

FIRE, MARINE & CASUALTY INSURANCE  --  3.89%
  Berkshire Hathaway,
  Class A *                        36              2,045,480           3,959,640

GAS PRODUCTION & DISTRIBUTION  --  6.20%
  El Paso Corporation         412,500              2,942,912           6,303,000

LAND SUBDIVIDERS & DEVELOPERS -- 5.08%
  St. Joe Company             96,500               4,313,587           5,169,505

METALWORKING MACHINERY & EQUIPMENT  --  9.43%
  Black & Decker, Inc.         120,000             7,221,497           9,596,400

MISC. SHOPPING GOODS STORE  --  6.97%
  Cabelas, Inc.*             294,000               5,191,221           7,094,220

MISC. TRANSPORTATION EQUIPMENT  --  10.73%
  Polaris Industries, Inc.    233,000              4,964,622          10,911,390

PERSONAL CREDIT INSTITUTION  --  8.54%
  Advanta Corporation,
  Class A                     218,300              2,089,929           8,690,523

RACING & TRACK OPERATIONS  --  0.40%
  International Speedway Cl. B  7,950                388,664             405,450

RUBBER & PLASTICS FOOTWEAR  --  0.20%
  Nike, Inc.                    2,000                161,840             198,060


   The accompanying notes are an integral part of these financial statements.






MATTHEW 25 FUND, INC.
SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)
DECEMBER 31, 2006


                                Number of Shares   Historical Cost       Value

SAVINGS INSTITUTION  --  4.84%
  Abington Community Bancorp  116,671             $ 1,355,145       $  2,237,750
  Willow Grove Bancorp, Inc.  180,000               1,097,581          2,685,600
                                                    ----------        ----------
                                                    2,452,726          4,923,350

SECURITY BROKERS, DEALERS & FLOTATION  --  5.21%
  Ameritrade Clearing, Inc.   327,500               2,806,166          5,298,950

SURETY INSURANCE  --  10.45%
  MBIA, Inc.                  145,500               6,071,024         10,630,230

                                                   ----------         ----------

TOTAL COMMON STOCKS                                62,882,047         99,299,386

PREFERRED STOCKS  --  1.60%
ELECTRIC UTILITIES  --  1.60%
  Pacific G&E Corp.
  6% Preferred                61,000                  835,770          1,629,310


SHORT-TERM INVESTMENTS  --  0.85%
  Dreyfus Treasury Prime
  Fund Class B              863,933                   863,933            863,933
                                                    ---------          ---------


TOTAL INVESTMENTS  --   100.06%                  $  64,581,750       101,792,629
 Other Assets Less Liabilities  -- (0.06)%          ==========          (64,739)
NET ASSETS  100.00%                                                 ------------
                                                                    $101,727,890
                                                                    ============


*Non-income producing security during the period.



The accompanying notes are an integral part of these financial statements.



MATTHEW 25 FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006



ASSETS
 Investments in securities at value (cost $64,581,750)	$	101,792,629
 Cash                                                                 6,526
 Receivables:

   Dividends & Interest                                              64,546
   Fund shares sold                                                  18,900
   Other                                                                194
                                                                -----------
       TOTAL ASSETS                                             101,882,795
                                                                -----------

LIABILITIES
Payable to Advisor                                                  87,149
Payable for fund shares redeemed                                    44,307
Payable for securities purchased                                    14,881
Accrued expenses                                                     8,568
                                                                ----------
       TOTAL LIABILITIES                                           154,905
                                                                ----------

NET ASSETS: (Equivalent to $18.29 per share based on          $101,727,890
5,563,377 shares of capital stock outstanding 100,000,000     ============
shares authorized, $0.01 par value)


COMPOSITION OF NET ASSETS

 Shares of common stock                                      $     55,634
 Additional paid-in capital                                    64,347,591
 Net unrealized appreciation of investments                    37,210,879
 Undistributed net investment income                               53,403
 Undistributed realized gains                                      60,383
                                                               ----------
NET ASSETS                                                   $101,727,890




The accompanying notes are an integral part of these financial statements.



MATTHEW  25  FUND, INC.
STATEMENT   OF   OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006


INVESTMENT INCOME:
 Dividends                                        $        2,587,285
 Interest                                                     28,169
 Redemption Fees (Note 6)                                     16,075
 Other income                                                 29,369
                                                           ---------
         TOTAL INVESTMENT INCOME                           2,660,898



EXPENSES:
 Investment advisory fee (Note 2)                          1,059,537
 Office expense                                               22,496
 Shareholder reporting                                        21,106
 Directors' fees and expenses                                 19,163
 Custodian fees                                               18,757
 Registration and compliance                                  15,468
 Professional Fees                                            14,116
 Insurance                                                    13,605
 Postage and printing                                         11,110
 State and local taxes                                         9,430
 Software                                                      8,232
 Bank fees                                                     6,370
 IRA expense                                                   4,761
 Telephone                                                     3,118
                                                            ---------
          TOTAL EXPENSES                                   1,227,269
                                                            --------
          NET INVESTMENT INCOME                            1,433,629

                                                            --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 6)
  Net realized gain from investments                         164,354
  Net change in unrealized appreciation of investments     1,834,051
                                                          ----------
  Net realized and unrealized gain on investments          1,998,405
                                                          ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $  3,432,034
                                                        ============



The accompanying notes are an integral part of these financial statements.


MATTHEW 25 FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS


                                         	       Years ended
                                                12/31/06             12/31/05
                                              ------------        -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net Investment income                       $   1,433,629        $    321,662
 Net realized gain from investments                164,354             971,100
 Unrealized appreciation on investments          1,834,051           3,856,392


NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS:                       3,432,034          5,149,154


DISTRIBUTIONS TO SHAREHOLDERS                   (1,484,197)         (1,292,763)


CAPITAL SHARE TRANSACTIONS (Note 4)             (9,163,224)           13,075,707
                                               -----------           ----------

TOTAL INCREASE (DECREASE)                       (7,215,387)           16,932,098

NET ASSETS, BEGINNING OF PERIOD                108,943,277            92,011,179
                                               -----------           ----------

NET ASSETS, END OF PERIOD                    $ 101,727,890        $  108,943,277
                                            ==============        ==============





The accompanying notes are an integral part of these financial statements.




MATTHEW 25 FUND, INC.
FINANCIAL HIGHLIGHTS AND RELATED RATIOS / SUPPLEMENTAL DATA
For a Share Outstanding Throughout the Period Ending:


					       years ended

                              12/31/06   12/31/05  12/31/04  12/31/03  12/31/02

Net asset value,
  Beginning of year.......... $17.88      $17.22      $14.72    $11.68    $11.97

Income from investment
  operations
  Net investment income
  (1)........................   0.24       0.05        0.13      0.00      0.09

Net gains (loss) on
  investments both
  realized and unrealized.....  0.44       0.82        2.82      3.74     (0.29)

Total from investment
  operations..................  0.68       0.87        2.95      3.74     (0.20)
                               ------------------------------------------------
Less distributions............ (0.27)     (0.21)      (0.45)    (0.69)    (0.09)

Return of capital
  distribution................  0.00       0.00        0.00     (0.01)     0.00
  Total distributions......... (0.27)     (0.21)      (0.45)    (0.70)    (0.09)
                               ------------------------------------------------

Net asset value,
  End of year...............   $18.29     $17.88       $17.22    $14.72   $11.68
                               ------------------------------------------------
Total return (2).............   3.79%      5.07%       20.05%    32.12%  (1.67)%

Net assets, end of year
  (000's omitted)...........  $101,728   $108,943    $92,011    $60,001  $41,899

Ratio of expenses, to average
  net assets................    1.15%     1.17%        1.19%     1.23%     1.24%

Ratio of net investment income, to
  average assets.............   1.35%     0.33%        1.00%    (0.01)%    0.85%

Portfolio turnover rate......   28.54%   19.48%       12.46%    23.52%    38.68%


(1) Per share net investment income has been determined on the average number of shares outstanding during the period.
(2) Total return assumes reinvestment of dividends.


The accompanying notes are an integral part of these financial statements.



MATTHEW 25 FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006


NOTE 1 - Summary of Significant Accounting Policies
Nature of Operations
Matthew 25 Fund, Inc. ("the Fund") was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuations
Equity securities are valued by using market quotations. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, an equity security is generally valued at its last bid price. When market quotations are not readily available, or when the Advisor determines that the market quotation does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities may be valued as determined in good faith by the Board of Directors. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.

Federal Income Taxes
The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Distributions to Shareholders
The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, at year end.

Other
The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



MATTHEW 25 FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2006

NOTE 2 - Investment Advisory Agreement and Other Related Transactions
The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (The Advisor) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

The management fee for 2006, as computed pursuant to the investment advisory agreement, totaled $1,059,537.

Mr. Mark Mulholland is the sole director and officer of The Advisor and is also the President of the Fund. In addition, Mr. Mulholland is a broker at Boenning & Scattergood Inc. During the year ended December 31, 2006, the Fund paid brokerage commissions of $182 to Boenning & Scattergood Inc. of which Mr. Mulholland received compensation totaling $0. Boenning & Scattergood Inc. is not otherwise associated with Matthew 25 Fund, Inc. or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

NOTE 3 - Investments
For the year ended December 31, 2006, purchases and sales of investment securities other than short-term investments aggregated $30,171,566 and $38,745,783 respectively. At December 31, 2006, the gross unrealized appreciation for all securities totaled $37,210,879 and the gross unrealized depreciation for all securities totaled $0 or a net unrealized appreciation of $37,210,879. The aggregate cost of securities for federal income tax purposes at December 31, 2006 was $64,581,750, including short-term investments.

NOTE 4 - Capital Share Transactions
As of December 31, 2006 there were 100,000,000 shares of $.01 per value capital stock authorized. The total par value and paid-in capital totaled $64,403,225. Transactions in capital stock were as follows:

                        Year Ended                              Year Ended
                     December 31, 2006                       December 31, 2005

                   Shares               Amount          Shares          Amount
Shares sold        649,577        $  11,607,765       1,630,710     $27,720,711
Shares issued in
  reinvestment of
  dividends         79,531            1,466,562          69,676       1,256,260
Shares redeemed   (1,260,162)       (22,237,551,)      (948,747)    (15,901,264)
                ---------------------------------------------------------------
Net Increase        (531,054)     $  (9,163,224)        751,639     $13,075,707


NOTE 5 - Distributions to Shareholders
On December 28, 2006, a distribution of $0.25 per share aggregating $1,380,226 was paid to shareholders of record on this same date from net investment income.
On December 28, 2006, a distribution of $0.02 per share aggregating $103,971 was paid to shareholders of record on this same date from net long-term capital gains.


MATTHEW 25 FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2006

NOTE 6 - Redemption Fee
To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less. The redemption fee does not apply to shares purchased through reinvested distributions. For the year ended
December 31, 2006, the Fund received $16,075 in redemption fees.

NOTE 7 - Federal Income Taxes
Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

      Undistributed ordinary income          $     53,403
      Undistributed long-term capital gain   $     60,383
      Unrealized appreciation                $ 37,210,879

The tax character of distributions paid during the years ended December 31, 2006 and 2005 are as follows:

                                          2006                 2005
      Ordinary income                 $  1,380,226       $    321,662
      Long-term capital gain          $    103,971       $    971,100


NOTE 8 - New Accounting Pronouncement
In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund's financial statements.

NOTE 9 - Lease Commitments
The Fund leases office space under a lease that expires February of 2007. Rent expense was $12,106 for the year ended December 31, 2006. Minimum lease payments over the course of the term of the lease are as follows:


        2007    $   2,064



ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES
Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge, upon request, by calling 1-888-M25-FUND.

QUARTERLY FILING OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ADDITIONAL INFORMATION (Continued)

INITIAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT
At an in-person meeting held on October 19, 2006, the Board of Directors, including a majority of Directors that are not "interested" persons of the Fund (as the term is defined in the 1940 Act), re-approved the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Advisor. The Directors considered, among other things, the following information regarding the Investment Advisor.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISOR
The Directors reviewed the nature, quality and scope of current and anticipated services provided by the Investment Advisor under the Advisory Agreement. This includes portfolio management, supervision of Fund operations and compliance and regulatory matters.

INVESTMENT PERFORMANCE
The Directors reviewed the performance of the Fund, as compared to other mutual funds and market benchmarks. This review focused on the long-term performance of the Fund.

COST OF SERVICES TO THE FUND AND PROFITABILITY OF ADVISOR
The Directors considered the Fund's management fee and total expense ratio relative to industry averages. The Directors determined that the Advisor is operating profitably, is viable and should remain as an ongoing entity.

ECONOMIES OF SCALE
The Directors considered information regarding economies of scale with respect to the management of the Fund. The Directors noted that as the Fund has grown, the expense ratio has been decreasing.

CONCLUSIONS
Based on the above review and discussions, the Directors concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Agreement.


B O A R D    O F   D I R E C T O R S   I N F O R M A T I O N
Matthew 25 Fund
December 31, 2006

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors of the Fund are set forth below. The Fund's Statement of Additional Information includes additional infromation about the Fund's Directors, and is available without charge, by calling 1-888-M25-FUND. Each director may be contacted by writing to the director c/o Matthew 25 Fund, 607 West Avenue, Jenkintown, PA 19046

INDEPENDENT DIRECTORS


Name/Age
Position with Fund    Term of Office and    Principle Occupation   Other
                      Length of Time Served During Last Five Years Directorships
--------------------------------------------------------------------------------
Philip J. Cinelli,D.O.
Age 46                1 year with election
Director              held annually         Physician in            Not a
                                            Family Practice         director for
                                                                    any other
                      He has been a Director                        public
                      since 1996                                    companies




Samuel B. Clement
Age 48
Director              1 year with election
                      held annually         Stockbroker with        Not a
                                            Securities of America   director for
                      He has been a Director                        any other
                      since 1996                                    public
                                                                    companies


Linda Guendelsberger
Age 47
Director              1 year with election
Secretary of Fund     held annually         CPA & Shareholder with  Not a
                                            Fishbein & Co.          director for
                      She has been a Director                       any other
                      since 1996                                    public
                                                                    companies


Scott Satell
Age 44
Director              1 year with election
                      held annually          Manufacturer's         Not a
                                             Representative         director for
                      He has been a Director with BPI Ltd.          any other
                      since 1996                                    public
                                                                    companies

INTERESTED DIRECTORS

Steven D. Buck, Esq.
Age 46
Director              1 year with election
                      held annually           Attorney and          Not a
                                              Shareholder           director for
                      He has been a Director  with Stevens          any other
                      since 1996              & Lee                 public
                                                                    companies

Mark Mulholland
Age 47
Director              1 year with election
President of Fund     held annually           President of Matthew  Not a
                                              25 Fund               director for
                      He has been a Director                        any other
                      since 1996              President of Matthew  public
                                              25 Management Corp.   companies

                                              Stockbroker with
                                              Boenning & Scattergood


Mr. Buck and Mr. Mulholland are Directors of the Fund and are considered "interested persons" as defined by the Investment Company Act of 1940. Mr. Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser. Mr. Buck is not an independent director as long as he or his law firm provides legal advice to the Fund for compensation. Additionally, Mr. Buck's sister Lesley Buck is the Chief Compliance Officer of Matthew 25 Fund.





Report of Independent Registered Public Accounting Firm



To the Shareholders and Board of Directors
Matthew 25 Fund, Inc.
Jenkintown, Pennsylvania


We have audited the accompanying statement of assets and liabilities of Matthew 25 Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Matthew 25 Fund, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



Abington, Pennsylvania                 /s/ Sanville & Company
February 15, 2007






ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's entire Board of Directors acts as the audit committee. The Board of Directors has determined that the Registrant has at least two financial experts serving on its Board.

Mr. Mark Mulholland and Ms. Linda Guendelsberger are the Board's financial experts. Mr. Mulholland is an "interested" director, and Ms. Guendelsberger is an "independent" director.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                       12/31/2006        12/31/2005

Audit Fees             $ 14,000          $  13,509
Audit-Related Fees     $      0          $       0
Tax Fees               $      0          $       0
All Other Fees         $      0          $       0


Each year, the registrant's Board of Directors recommend a principal accountant to perform audit services for the registrant. At the registrant's Annual Meeting, the shareholders vote to approve or disapprove the principal accountant recommended by the Board.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.


ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.


ITEM 11.  CONTROLS AND PROCEDURES.

a) The registrant's president and chief financial officer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics - filed with Form N-CSR on March 10, 2004 is hereby incorporated by reference.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.





SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Matthew 25 Fund

By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date 3/9/07




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date 3/9/07